Exhibit 10.1

                              KANSAS CITY SOUTHERN
                     1991 AMENDED AND RESTATED STOCK OPTION
                           AND PERFORMANCE AWARD PLAN
            (AS AMENDED AND RESTATED EFFECTIVE AS OF                )
                                                     ---------------
                        RESTRICTED SHARES AWARD AGREEMENT


     By this Agreement, Kansas City Southern, a Delaware corporation (the "Company"), awards to you, [NAME], an employee of the Company or a Subsidiary, as Grantee, that number of shares ("Restricted Shares") of the Company's Common Stock, $.01 par value, set forth below, subject to the terms and conditions set forth below and in the attached Exhibit A hereto and in the Kansas City Southern 1991 Amended and Restated Stock Option and Performance Award Plan (As Amended
and  Restated  Effective as of           ),  as may from time to time be amended
                                ---------
(the "Plan"), all of which are an integral part of this Agreement.


GRANT DATE                                [DATE]
PERIOD OF RESTRICTION                     [5 YEARS], ENDING ON [DATE]
NUMBER OF RESTRICTED SHARES               [NO. OF SHARES]


     The Award evidenced by this Agreement shall not be effective until you have indicated your acceptance of this Agreement by signing one copy of this Agreement in the space provided below and returning it to the Corporate Secretary's Office, in the envelope provided, within ten (10) days after your receipt of this Agreement from the Company. You should retain one copy of this Agreement for your records.



                                             Kansas City Southern


                                             By:
                                                -----------------------------
                                                  Jay M. Nadlman
                                                  Associate General Counsel &
                                                  Corporate Secretary

ACCEPTED AND AGREED:


----------------------------
[NAME OF GRANTEE]
[ADDRESS]
[CITY, STATE, ZIP]

Dated:               , 200
      ---------------     --

                                    EXHIBIT A
                                       TO
                        RESTRICTED SHARES AWARD AGREEMENT



     1. PLAN GOVERNS. The Award and this Agreement are subject to the terms and conditions of the Plan. The Plan is incorporated in this Agreement by this reference. All capitalized terms used in this Agreement have the meaning set forth in the Plan unless otherwise defined in this Agreement. By executing this Agreement, you acknowledge receipt of a copy of the Plan and the prospectus covering the Plan and you acknowledge that the Award is subject to all the terms and provisions of the Plan. You further agree to accept as binding, conclusive and final all decisions and interpretations by the Plan Committee with respect to any questions arising under the Plan.

     2. PAYMENT. The Restricted Shares are awarded to you without requirement of payment.

     3. TRANSFER RESTRICTIONS. Until the restrictions lapse, the Restricted Shares may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by you, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable; provided that the designation of a beneficiary pursuant to
Article 11 of the Plan shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. Certificates will be transferred to you only as provided in paragraph 4 of this Exhibit A.

     4. CERTIFICATES. You will receive certificates for the number of your Restricted Shares with respect to which the restrictions have lapsed. Until the restrictions lapse, your Restricted Shares either will be evidenced by certificates held by or on behalf of the Company (in which case you will sign and deliver to the Company a stock power relating to the Restricted Shares so that the Company may cancel the Restricted Shares in the event of forfeiture), or the Restricted Shares will be reflected in a book-entry form or other account maintained by the Company, as determined by the Company.

     5. RIGHTS AS STOCKHOLDER. During the Period of Restriction you will have all of the rights of a stockholder of the Company with respect to the Restricted Shares.

     6. LAPSE OF RESTRICTIONS OTHER THAN UPON RETIREMENT. The Restricted Shares will no longer be subject to restrictions upon the first of the following events to occur:

          (a) The end of the Period of Restriction, provided your Termination of Affiliation does not occur prior to that date; or

          (b) Your Termination of Affiliation due to your death; or

          (c) Your Termination of Affiliation due to your Disability; or

          (d) A Change in Control.

     7. LAPSE OF RESTRICTIONS UPON RETIREMENT. If prior to the occurrence of any of the events specified in paragraph 6 of this Exhibit A you have a Termination of Affiliation due to retirement, which for this purpose is a Termination of Affiliation on or after you have both attained age fifty-five (55) and completed at least five (5) years of service with the Company or a Subsidiary, then upon your Termination of Affiliation due to retirement, for every consecutive 12-month period of employment completed beginning on the Grant Date and ending on the date of your Termination of Affiliation, [1/5] of the number of your Restricted Shares will vest and no longer be subject to restrictions.

     8. ACCELERATION OF VESTING. The Committee may at any time or times in its discretion accelerate the vesting of some or all of your Restricted Shares by specifying a date, other than what is provided in this Agreement, on which such Shares will no longer be subject to restrictions. Any such Shares that are then vested under this paragraph 8 will not be forfeited under paragraph 9 of this Exhibit A.

     9. FORFEITURE. If you have a Termination of Affiliation prior to any of the events specified in paragraph 6 and paragraph 7 of this Exhibit A, then you will forfeit all of your Restricted Shares upon such Termination of Affiliation. If you have a Termination of Affiliation due to retirement under the provisions of paragraph 7 of this Exhibit A, then you will forfeit that number of your Restricted Shares that are not vested under the provisions of paragraph 7 of this Exhibit A. All of your rights to and interest in any Restricted Shares that are forfeited under this paragraph 9 will terminate upon forfeiture. You agree to immediately repay to the Company all dividends, if any, paid in cash or in stock with respect to your forfeited Restricted Shares.

     10. TAX WITHHOLDING. As of any date that a number (which may be all or part) of your Restricted Shares would no longer be forfeited if you were to have a Termination of Affiliation on such date, or as of any other date that a Required Withholding liability occurs, you must remit the minimum amount necessary to satisfy the Required Withholding relating to such number of your Restricted Shares that would not be so forfeited. The Committee may require you to satisfy the Required Withholding by any (or a combination) of the following means: (i) a cash payment; (ii) withholding from compensation otherwise payable to you; (iii) authorizing the Company to withhold from any of your Restricted Shares that are no longer subject to forfeiture a number of Shares having a Fair Market Value less than or equal to the Required Withholding; or (iv) delivering to the Company Mature Shares having a Fair Market Value less than or equal to the amount of the Required Withholding. The Committee may, but is not required to, approve your irrevocable election made prior to the time the Required Withholding liability occurs to have the Company withhold from your Restricted Shares that will no longer be subject to forfeiture at the time the Required Withholding liability occurs, a number of Shares having a Fair Market Value less than or equal to the Required Withholding. If at the time the Required Withholding liability occurs you are entitled to receive certificates for Shares under this Agreement, the Company will not deliver your certificates unless you remit (or in appropriate cases agree to remit) the Required Withholding relating to your Shares as described above.

     11. NO RIGHT TO EMPLOYMENT. Nothing in this Agreement shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate your employment or service at any time, nor confer upon you the right to continue in the employ of the Company or a Subsidiary.

     12. NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary. Any notice to be given to you shall be addressed to you at the address listed in the Company's records. By written notice referencing this paragraph of this Agreement, either party may designate a different address for notices. Any notice under this Agreement to the Company shall become effective upon receipt by the Company. Any notice under this Agreement to you will be deemed to have been delivered to you when delivered in person or when deposited in the United States mail, addressed to you at your address on the shareholder records of the Company, or such other address as you have designated under this paragraph.

     13. TAX CONSULTATION. Your signature on this Agreement means that you understand that you may incur tax consequences as of any date that a number (which may be all or part) of your Restricted Shares would no longer be forfeited if you were to have a Termination of Affiliation on such date. You agree to consult with any tax consultants you think advisable in connection with the Restricted Shares and you acknowledge that you are not relying, and will not rely, on the Company or any Subsidiary for any tax advice. Please see Section
16.2 of the Plan regarding Code Section 83(b) elections.

     14. AMENDMENT. The Company reserves the right to amend the Plan at any time. The Committee reserves the right to amend this Agreement at any time.

     15. SEVERABILITY. If any part of this Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any part of this Agreement not declared to be unlawful or invalid. Any part so declared unlawful or invalid shall, if possible, be construed in a manner which gives effect to the terms of such part to the fullest extent possible while remaining lawful and valid.

     16. APPLICABLE LAW. This Agreement shall be governed by the laws of the State of Delaware other than its laws respecting choice of law.

     17. HEADINGS. Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.